                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report:     17-Jul-03


                        CIT Equipment Collateral 2002-VT1

 A Delaware                 Commission File                     I.R.S. Employer
Corporation                 No. 0001172747                       No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973) 740-5000

     Item 5. Other
                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report


                                                             Determination Date:  07/17/03
                                                              Collection Period:  06/30/03
                                                                   Payment Date:  07/21/03

I. AVAILABLE FUNDS

   A. Available Pledged Revenues
      a. Scheduled Payments Received                                       $ 29,347,297.08
      b. Liquidation Proceeds Allocated to Owner Trust                          832,004.55
      c. Required Payoff Amounts of Prepaid Contracts                         3,326,451.64
      d. Required Payoff Amounts of Purchased Contracts                               0.00
      e. Proceeds of Clean-up Call                                                    0.00
      f. Investment Earnings on Collection Account and Note
         Distribution Account                                                         0.00

                      Total Available Pledged Revenues =                   $ 33,505,753.28

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                                  $ 33,505,753.28
      b. Servicer Advances                                                    3,704,430.42
      c. Recoveries of prior Servicer Advances                               (3,254,905.65)
      d. Withdrawal from Cash Collateral Account                                847,229.81
                                                                           ---------------
                      Total Available Funds =                              $ 34,802,507.86

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

       1.  Servicing Fee                                                                                        357,072.71

       2.  Class A-1 Note Interest Distribution                                                   0.00
           Class A-1 Note Principal Distribution                                                  0.00
                Aggregate Class A-1 distribution                                                                      0.00

       3.  Class A-2 Note Interest Distribution                                             252,169.26
           Class A-2 Note Principal Distribution                                         30,190,045.91
                Aggregate Class A-2 distribution                                                             30,442,215.17

       4.  Class A-3 Note Interest Distribution                                           1,071,308.33
           Class A-3 Note Principal Distribution                                                  0.00
                Aggregate Class A-3 distribution                                                              1,071,308.33

       5.  Class A-4 Note Interest Distribution                                             414,657.08
           Class A-4 Note Principal Distribution                                                  0.00
                Aggregate Class A-4 distribution                                                                414,657.08

       6.  Deposit to the Class A Principal Account                                               0.00

       7.  Class B Note Interest Distribution                                                51,977.88
           Class B Note Principal Distribution                                              895,122.66
                Aggregate Class B distribution                                                                  947,100.54

       8.  Class C Note Interest Distribution                                                31,708.06
           Class C Note Principal Distribution                                              488,248.72
                Aggregate Class C distribution                                                                  519,956.78

       9.  Class D Note Interest Distribution                                                73,699.81
           Class D Note Principal Distribution                                              976,497.44
                Aggregate Class D distribution                                                                1,050,197.25

       10. Deposit to the Cash Collateral Account                                                                     0.00

       11. Amounts in accordance with the CCA Loan Agreement                                                          0.00

       12. Remainder to the holder of the equity certificate                                                          0.00


                                                   Collection Account Distributions =                        34,802,507.86
                                                                                                             =============



    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

       1.  Payment due on the Senior Loan                                                                             0.00

       2.  Payment due on the Holdback                                                                        2,038,465.01

       3.  Payment to the Depositor                                                                                   0.00
                                                                                                             -------------

                                                   Cash Collateral Account Distributions =                    2,038,465.01
                                                                                                             =============


     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT  Collection Account Distributions =                                 0.00
                                                                                                             -------------

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


-----------------------------------------------------------------------------------------------------
                 Distribution           Class A-1        Class A-2         Class A-3     Class A-4
                    Amounts               Notes            Notes             Notes         Notes
-----------------------------------------------------------------------------------------------------
       1.        Interest Due             0.00          252,169.26      1,071,308.33      414,657.08
       2         Interest Paid            0.00          252,169.26      1,071,308.33      414,657.08
       3      Interest Shortfall          0.00                0.00              0.00            0.00
                ((1) minus (2))
       4        Principal Paid            0.00       30,190,045.91              0.00            0.00

       5   Total Distribution Amount      0.00       30,190,045.91        414,657.08            0.00
                ((2) plus (4))


-----------------------------------------------------------------------------------------------------
                Distribution             Class B        Class C         Class D     Total Offered
                   Amounts                Notes          Notes           Notes          Notes
-----------------------------------------------------------------------------------------------------
       1.         Interest Due            51,977.88      31,708.06       73,699.81       1,895,520.42
       2          Interest Paid           51,977.88      31,708.06       73,699.81       1,895,520.42
       3       Interest Shortfall              0.00           0.00            0.00               0.00
                 ((1) minus (2))
       4         Principal Paid          895,122.66     488,248.72      976,497.44      32,549,914.73

       5    Total Distribution Amount    947,100.54     519,956.78    1,050,197.25      33,121,957.56
                 ((2) plus (4))



 IV.   Information Regarding the Securities

    A Summary of Balance Information

--------------------------------------------------------------------------------------------------------------------------
                           Applicable     Principal Balance      Class Factor      Principal Balance       Class Factor
         Class               Coupon            Jul-03               Jul-03               Jun-03               Jun-03
                              Rate          Payment Date         Payment Date         Payment Date         Payment Date
--------------------------------------------------------------------------------------------------------------------------
 a. Class A-1 Notes         1.9600%                 0.00            0.00000                   0.00           0.00000
 b. Class A-2 Notes         2.9000%        74,155,854.68            0.26771         104,345,900.59           0.37670
 c. Class A-3 Notes         4.0300%       319,000,000.00            1.00000         319,000,000.00           1.00000
 d. Class A-4 Notes         4.6700%       106,550,000.00            1.00000         106,550,000.00           1.00000
 e. Class B Notes           3.9700%        14,816,076.55            0.50481          15,711,199.21           0.53530
 f. Class C Notes           4.4400%         8,081,496.30            0.50509           8,569,745.02           0.53561
 g. Class D Notes           5.1600%        16,162,992.60            0.50357          17,139,490.05           0.53399

 h.    Total Offered Notes                538,766,420.14                           571,316,334.87

 i. One - Month Libor Rate                      1.10375%





    B Other Information

 -----------------------------------------------------------------------------------------------------------------
                                                       Scheduled                           Scheduled
                                                   Principal Balance                   Principal Balance
       Class                                            Jul-03                              Jun-03
                                                     Payment Date                        Payment Date
 -----------------------------------------------------------------------------------------------------------------
   Class A-1 Notes                                        0.00                                0.00

------------------------------------------------------------------------------------------------------------------

                                           Target               Class                Target               Class
                       Class          Principal Amount          Floor           Principal Amount          Floor
       Class        Percentage             Jul-03              Jul-03                Jun-03              Jun-03
                                        Payment Date        Payment Date          Payment Date        Payment Date

 -----------------------------------------------------------------------------------------------------------------
      Class A         92.75%         499,705,854.68                          529,895,900.59
      Class B          2.75%          14,816,076.55             0.00          15,711,199.21                0.00
      Class C          1.50%           8,081,496.30             0.00           8,569,745.02                0.00
      Class D          3.00%          16,162,992.60             0.00          17,139,490.05                0.00

V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

      1. Principal Balance of Notes and Equity Certificates                                          571,316,334.87
         (End of Prior Collection Period)
      2. Contract Pool Principal Balance (End of Collection Period)                                  538,766,420.14
                                                                                                     --------------

                                          Total monthly principal amount                              32,549,914.73

   B. PRINCIPAL BREAKDOWN                                            No. of Accounts
                                                                     ---------------

      1. Scheduled Principal                                              64,580                      27,300,278.27
      2. Prepaid Contracts                                                 1,503                       3,570,402.09
      3. Defaulted Contracts                                                259                        1,679,234.37
      4. Contracts purchased by CIT Financial USA, Inc.                      0                                 0.00
                                                                 --------------------------------------------------

         Total Principal Breakdown                                        66,342                      32,549,914.73


VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                       --------------------------------------------------------------
                                                          Original                   Jul-03               Jun-03
                                                            Pool                  Payment Date         Payment Date
                                                       --------------------------------------------------------------

       1. a. Contract Pool Balance                     1,068,496,994.00         538,766,420.14        571,316,334.87
          b. No of Contracts                                     73,864                 66,342                68,104
          c. Pool Factor

       2. Weighted Average Remaining Term                         38.00                   28.0                  28.5

       3. Weighted Average Original Term                           44.1


    B. DELINQUENCY INFORMATION

                                      -------------------------------------------------------------------------------
                                            % of            % of Aggregate
                                                            Required Payoff          No. of        Aggregate Required
                                          Contracts             Amount              Accounts         Payoff Amounts
                                      -------------------------------------------------------------------------------
       1. Current                           95.01%               96.24%           63,033              526,231,025.73
          31-60 days                         2.69%                2.23%            1,787               12,197,902.31
          61-90 days                         1.10%                0.76%              732                4,141,993.82
          91-120 days                        0.53%                0.34%              351                1,851,186.72
          120+ days                          0.66%                0.44%              439                2,384,142.49

                 Total Delinquency          100.0%               100.0%           66,342              546,806,251.07

       2. Delinquent Scheduled Payments:

          Beginning of Collection Period                            7,590,306.16
          End of Collection Period                                  8,039,830.93
                                                                ----------------

                 Change in Delinquent Scheduled Payments              449,524.77


     C.  DEFAULTED CONTRACT INFORMATION

             1. Required Payoff Amount on Defaulted Contracts       1,679,234.37
             2. Liquidation Proceeds received                         832,004.56
                                                                ----------------
             3. Current Liquidation Loss Amount                       847,229.81

             4. Cumulative Liquidation Losses to date              11,308,266.85

                       % of Initial Contracts                             4.124%
           % of Initial Contract Pool Balance                             1.058%

VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

        1. Opening Servicer Advance Balance                                7,590,306.16
        2. Current Period Servicer Advance                                 3,704,430.42
        3. Recoveries of prior Servicer Advances                          -3,254,905.65
                                                                          -------------
        4. Ending Servicer Advance Balance                                 8,039,830.93

     B. CASH COLLATERAL ACCOUNT

         1. Applicable Rates for the Interest Period:
               a. Libor Rate for the Interest Period                                           1.1038%
               b. Senior Loan Interest Rate                                                    4.6038%
               c. Holdback Amount Interest Rate                                                7.1038%

         2. Opening Cash Collateral Account                                                                  49,990,179.30

         3. Deposit from the Collection Account                                                                       0.00

         4. Withdrawals from the Cash Collateral Account                                                       (847,229.81)

         5. Investment Earnings                                                                                  37,577.28

         6. Investment Earnings Distributions:
               a. Senior Loan Interest                                                                                0.00
               b. Senior Loan Principal                                                                               0.00
               c. Holdback Amount Interest                                                                      -37,577.28
               d. Holdback Amount Principal                                                                           0.00
                                                                                                               -----------
                                Total Investment Earnings distributions                                         -37,577.28

         7. Remaining available amount                                                                                0.00

         8. Required Cash Collateral Account Amount                                                          47,142,061.76

         9. Cash Collateral Account Surplus/ (Shortfall)                                                              0.00

        10. Distribution of CCA Surplus:
               a. Senior Loan Principal                                                                               0.00
               b. Holdback Amount Principal                                                                  -2,000,887.73
                                                                                                            --------------
                                Total Distribution of Surplus                                                -2,000,887.73

        11. Ending Cash Collateral Account                                                                   47,142,061.76

        12. Cash Collateral Account deficiency                                                                        0.00


     C. OTHER RELATED INFORMATION

             1. Discount Rate                                                   4.6150%

             2. Life to Date Prepayment (CPR)                                     6.73%

             3. Life to Date Substitutions:

                   a. Prepayments                                   0.00

                   b. Defaults                                      0.00



      ------------------------------------------------------------------------------------------
                                               Jul-03                              Jun-03
                    Item                    Payment Date                        Payment Date
      ------------------------------------------------------------------------------------------
         a.  Senior Loan                             0.00                                0.00
         b.  Holdback Amount                55,356,272.39                       57,357,160.12

   NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY
CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 07/21/03


   This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                  --------------
                                   Glenn Votek
                     Executive Vice President, and Treasurer